UNITED STATES
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SCHEDULE 14A

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Spring Valley Acquisition Corp.

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AeroFarms and Nokia Unveil Partnership for
Next Generation AI-Enabled Plant Vision Technology

•	Ground-breaking technology partnership will significantly improve plant yields and quality in AeroFarms’ vertical farms through analytics, AI, drones and wireless networking.

Newark NJ, USA – August 5, 2021 - AeroFarms and Nokia Bell Labs today unveiled a groundbreaking multi-year partnership to combine their expertise and expand their joint capabilities in cutting-edge networking, autonomous systems, and integrated machine vision and machine learning technologies to identify and track plant interactions at the most advanced levels.

As part of this partnership, AeroFarms, a Certified B Corporation and global leader in indoor vertical farming, contributes its commercial growing expertise, comprehensive environmental controls, an agriculture-focused data platform, and machine vision core foundation. Nokia Bell Labs, the world-renowned industrial research arm of Nokia, contributes its groundbreaking autonomous drone control and orchestration systems, private wireless networks, robust image and sensor data pipelines, and innovative artificial intelligence (AI) enabled mobile sensor technologies. This combination of innovative technologies allows AeroFarms to reach the next level of imaging insights that further enhance its capabilities as an industry leading operator of world-class, fully-connected smart vertical farms that grow the highest quality plants all year round.

AeroFarms and Nokia Bell Labs have been working together since 2020 and have reached an important milestone of achieving a proof of concept for this state-of-the-art integrated system and testing the technologies with AeroFarms’ current commercial crop varieties. Together, they are now ready to scale this system to all of AeroFarms’ crops and future indoor vertical farms, including the next ones in Danville, Virginia and Abu Dhabi, UAE.

The integration of Nokia Bell Labs’ AI-enabled drone-based sensors and advanced machine learning, computer vision and data analytics technologies with AeroFarms’ existing machine vision tools enhances and elevates AeroFarms’ position as an agriculture platform and capabilities organization dedicated to solving food and agriculture supply chain challenges.

David Rosenberg, CEO at AeroFarms, said: “With Nokia Bell Labs, we have developed the next-generation system that can image every plant every day in a cost-effective way at scale. This level of detailed imaging and insights helps us be better farmers by monitoring our plant biology dynamically and allowing us to course correct as needed to ensure the highest level of quality all year round. When I watch the drones autonomously imaging our plants, I am blown away by how this truly represents the power of harnessing leading-edge technologies and bringing brilliant problem solvers together from diverse groups to grow the best plants possible.”

Roger Buelow, CTO at AeroFarms, said: “AeroFarms’ expert team of plant scientists and engineers have been working together for two years with Nokia Bell Labs’ top researchers and engineers to train these complex learning systems with a nuanced understanding of plant biology. We have created a cross-disciplinary understanding at an industrial scale to develop the latest imaging technology to help accelerate our ability to introduce new crops and ensure the highest quality for our commercial operations.”

Nokia Bell Labs’ machine vision technology has enabled the most precise data capture yet, down to the level of individual plants, using leaf size segmentation, quantification, and pixel-based scanning to identify consistency and variation. Going beyond what even the human eye can perceive, this state-of-the art imaging technology enables the gathering of immense insights about a plant including its leaf size, stem length, coloration, curvature, spotting, and tearing. The end-to-end system is flexible and robust, built to take advantage of Nokia’s industry-leading 5G private wireless network with cloud processing technology, designed for low latency and high privacy in an on-premises network. It also provides intelligent industrial analytics capabilities as an integrated service that can be deployed quickly and efficiently anywhere.

Thierry Klein, VP, Integrated Solutions and Experiences Research Lab at Nokia, said: “Nokia Bell Labs is driven to solve hard and impactful problems, and together with AeroFarms, we are building the ability to see and identify plant interactions at unprecedented levels. The fundamental technologies of this partnership are our strength, and vertical farming is just the beginning. With the AeroFarms platform, we are exploring the power of network driven intelligence for industrial outcomes. These capabilities can expand into a multitude of indoor industrial operations, including logistics, warehousing, distribution hubs, and manufacturing.”

The multi-year partnership between AeroFarms and Nokia is anchored on shared values as mission-driven companies with the vision to scale technologies for the greater good. AeroFarms’ vertical farming platform is more sustainable than traditional farming with up to 390 times greater productivity per square foot annually, while using up to 95% less water and zero pesticides. In addition, vertical farming provides local food options for communities, reducing the environmental impact of trucking and shipping produce long distances and helping combat food waste.

Additional resources

AeroFarms website

Nokia Bell Labs website

About Nokia

At Nokia, we create technology that helps the world act together. As a trusted partner for critical networks, we are committed to innovation and technology leadership across mobile, fixed and cloud networks. We create value with intellectual property and long-term research, led by the award-winning Nokia Bell Labs. Adhering to the highest standards of integrity and security, we help build the capabilities needed for a more productive, sustainable and inclusive world.

About AeroFarms

Since 2004, AeroFarms has been leading the way for indoor vertical farming and championing transformational innovation for agriculture. On a mission to grow the best plants possible for the betterment of humanity, AeroFarms is a Certified B Corporation with global headquarters in Newark, New Jersey. Named one of the World’s Most Innovative Companies by Fast Company two years in a row and one of TIME’s Best Inventions in Food, AeroFarms patented, award-winning indoor vertical farming technology provides the perfect conditions for healthy plants to thrive, taking agriculture to a new level of precision, food safety, and productivity while using up to 95% less water and no pesticides ever versus traditional field farming. AeroFarms enables local production to safely grow all year round, using vertical farming for elevated flavor. In addition, through its proprietary growing technology platform, AeroFarms has grown over 550 varieties and has developed multi-year strategic partnerships ranging from government to major Fortune 500 companies to help uniquely solve agriculture supply chain needs. For additional information, visit: https://aerofarms.com/.

On March 26, 2021, AeroFarms announced a definitive business combination agreement with Spring Valley Acquisition Corp. (Nasdaq: SV). Upon the closing of the business combination, AeroFarms will become publicly traded on Nasdaq under the new ticker symbol "ARFM". Additional information about the transaction can be viewed here: https://aerofarms.com/investors/.

AeroFarms Contacts

Investor Relations:
Jeff Sonnek
ICR
Jeff.Sonnek@icrinc.com
1-646-277-1263

Media Relations:
Marc Oshima
AeroFarms
MarcOshima@AeroFarms.com
1-917-673-4602

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Spring Valley and AeroFarms or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “might,” “will,” “estimate,” “continue,” “contemplate,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the expected benefits of the partnership, improvement of plant yields and quality and Spring Valley’s proposed acquisition of AeroFarms are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of AeroFarms and Spring Valley and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AeroFarms and Spring Valley. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of Spring Valley or AeroFarms is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks related to the expansion of AeroFarms’ business and the timing of expected business milestones; the effects of competition on AeroFarms’ business; the ability of Spring Valley or AeroFarms to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future, and those factors discussed in Spring Valley’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, final prospectus dated November 25, 2020 and definitive proxy statement/prospectus dated July 26, 2021 under the heading “Risk Factors,” and other documents Spring Valley has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor AeroFarms presently know, or that Spring Valley nor AeroFarms currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and AeroFarms’ expectations, plans, or forecasts of future events and views as of the date of this press release. Spring Valley and AeroFarms anticipate that subsequent events and developments will cause Spring Valley’s and AeroFarms’ assessments to change. However, while Spring Valley and AeroFarms may elect to update these forward-looking statements at some point in the future, Spring Valley and AeroFarms specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s and AeroFarms’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Important Information and Where to Find It

Spring Valley filed the Proxy Statement with the SEC in connection with the proposed Business Combination. The Proxy Statement has been sent to all Spring Valley shareholders and Spring Valley and the Company will also file other documents regarding the proposed business combination with the SEC. Spring Valley shareholders and other interested parties are urged to read the Proxy Statement/Prospectus and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Spring Valley, the Company and the Proposed Transactions. Spring Valley shareholders and other interested parties may obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Spring Valley through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Spring Valley Acquisition Corp., 2100 McKinney Ave, Suite 1675, Dallas, TX 75201 or (214) 308-5230.

Participants in the Solicitation

Spring Valley and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Spring Valley is set forth in its Proxy Statement/Prospectus (Registration Number 333-255978), initially filed with the SEC on May 10, 2021. Additional information regarding the participants in the Proxy Statement/Prospectus solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transactions when they become available. Spring Valley shareholders and other interested persons should read the Proxy Statement/Prospectus carefully before making any voting decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Spring Valley’s ability to enter into definitive agreements or consummate a transaction with the Company; Spring Valley’s ability to obtain the financing necessary consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Spring Valley’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Spring Valley and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Spring Valley Stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of Spring Valley and the Company; the amount of redemption requests made by the Spring Valley Stockholders; the occurrence of events that may give rise to a right of one or both of Spring Valley and the Company to terminate the Merger Agreement; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s business; and those factors discussed in Spring Valley’s registration statement on Form S-4 (Registration Number 333-255978), initially filed with the SEC on May 10, 2021, under the heading “Risk Factors,” and other documents of Spring Valley filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor the Company presently know or that Spring Valley and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Spring Valley and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Spring Valley and the Company may elect to update these forward-looking statements at some point in the future, Spring Valley and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s or the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.